                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : February 1, 1999

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of Public STEERS(R) Series 1998 H-Z3 Trust) (Exact name of registrant as specified in its charter)

        Delaware             333-29015-01                 13-3891329
    (State or other        (Commission                (I. R. S. Employer
    jurisdiction  of        File Number)              Identification No.)
     incorporation)

       World Financial Center,                                     10281
         New York,  New York                                    (Zip Code)
        (Address of principal
         executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition of Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable
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Item 5.        Other Events

               99.1 Distribution to holders of the Public STEERS(R) Series 1998
                    H-Z3 Trust Class A Certificates on February 1, 1999.

Item 6.        Resignation of Registrant's Directors

               Not Applicable

Item 7.        Financial Statements and Exhibits

               (a)  Financial statements of business acquired.

                    Not applicable

               (b)  Pro forma financial information.

                    Not applicable.

               (c)  Exhibits.

                    99.1 Trustee's report in respect of the February 1, 1999
                         distribution to holders of the Public STEERS(R)Series 1998 H-Z3 Trust Class A Certificates.

Item 8.        Change in Fiscal Year

               Not Applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S

               Not Applicable

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

Date: February 19, 1999                     By: \ s \ Frank D. Ronan
                                                -------------------------------
                                                Name: Frank D. Ronan
                                                Title: President



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                                  EXHIBIT INDEX


          99.1 Trustee's report in respect of the February 1, 1999 distribution to holders of the Public STEERS(R) Series 1998 H-Z3 Trust Class A Certificates.